Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
Freddie Pool- Group II

Selection Criteria: Freddie Pool- Group II
Table of Contents

  Description of the Mortgage Pool
  Credit Score Range
  Original Mortgage Loan Balance ($)
  Net Mortgage Rates (%)
  Mortgage Rates (%)
  Original Loan-to-Value Ratio (%)
  State
  Loan Purpose
  Occupancy
  Property Type
  Documentation
  Prepayment Penalty Term
  Category
  IO Term
  Maximum Mortgage Rate (%) ARM Loans Only
  Next Interest Rate Adjustment Date (ARM Loans Only)
  Note Margin (%) ARM Loans Only
  Category

1. Description of the Mortgage Pool

Aggregate Original Principal Balance: 522,190,282.66
Minimum Original Balance: 14,250.00
Maximum Original Balance: 650,000.00
Avg Original Balance: 132,066.33
Aggregate Principal Balance: 521,735,650.38
Minimum Balance: 14,216.71
Maximum Balance: 650,000.00
Number of Loans: 3,954
Average Principal Balance: 131,951.35
Weighted Average Original Loan-to-Value: 89.89
Minimum Loan-to-Value: 26.00
Maximum Loan-to-Value: 103.00
Weighted Average Mortgage Rate: 7.159
Minimum Mortgage Rate: 4.500
Maximum Mortgage Rate: 11.500
Weighted Average Net Mortgage Rate: 6.728
Minimum Net Mortgage Rate: 4.200
Maximum Net Mortgage Rate: 10.950
Weighted Average Note Margin: 5.172
Minimum Note Margin: 2.250
Maximum Note Margin: 10.000
Weighted Average Maximum Mortgage Rate: 13.100
Minimum Maximum Mortgage Rate: 10.375
Maximum Maximum Mortgage Rate: 18.750
Weighted Average Minimum Mortgage Rate: 6.047
Minimum Minimum Mortgage Rate: 2.250
Maximum Minimum Mortgage Rate: 11.250
Weighted Average Months to Next RA Date: 27
Minimum Months to Next RA Date: 2
Maximum Months to Next RA Date: 114
Weighted Average Remaining Term to Maturity: 357
Minimum Remaining Term: 119
Maximum Remaining Term: 360
Weighted Average Credit Score: 659
Minimum Available Credit Score: 502
Maximum Credit Score: 828
Percent ARM: 85.19
Percent Fixed: 14.81
First Lien: 98.38
Loans with Prepayment Penalty: 60.61
Percent HomeCommings: 92.70
Percent Fremont: 0.02

Top

2. Credit Score Range

Credit Score Range	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average LTV
0 - 0	4	$721,092	0.14%	$180,273	76.41%
500 - 519	3	439,019	0.08	146,340	77.86
520 - 539	62	7,069,486	1.35	114,024	79.40
540 - 559	103	14,731,885	2.82	143,028	81.87
560 - 579	165	22,828,921	4.38	138,357	83.88
580 - 599	371	44,896,559	8.61	121,015	88.17
600 - 619	480	57,244,332	10.97	119,259	90.22
620 - 639	493	66,002,009	12.65	133,878	90.52
640 - 659	463	61,099,697	11.71	131,965	90.38
660 - 679	399	54,868,462	10.52	137,515	89.02
680 - 699	437	60,759,783	11.65	139,038	90.19
700 - 719	276	36,585,124	7.01	132,555	91.80
720 - 739	262	37,011,747	7.09	141,266	91.28
740 - 759	194	26,177,756	5.02	134,937	93.95
760 =	242	31,299,778	6.00	129,338	94.23
Total:3,954	$521,735,650	100.00%	$131,951	89.89%

Weighted Average Credit Score: 659
Credit Score not available (number of Loans): 4
Credit Score not available (balance): $721,091.53

Note: Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.

Top

3. Original Mortgage Loan Balance ($)

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
1 - 25,000	67	$1,361,768	0.26%	$20,325	634	98.68%
25,001 - 50,000	185	7,219,966	1.38	39,027	650	96.50
50,001 - 75,000	554	35,153,348	6.74	63,454	661	93.62
75,001 - 100,000	686	60,186,178	11.54	87,735	658	92.88
100,001 - 125,000	690	78,134,717	14.98	113,239	652	91.61
125,001 - 150,000	619	85,068,670	16.30	137,429	657	91.22
150,001 - 175,000	334	53,836,306	10.32	161,187	663	89.39
175,001 - 200,000	220	41,412,925	7.94	188,241	662	87.59
200,001 - 225,000	161	34,110,664	6.54	211,867	659	89.04
225,001 - 250,000	127	30,269,363	5.80	238,341	655	88.47
250,001 - 275,000	113	29,671,780	5.69	262,582	652	85.30
275,001 - 300,000	71	20,382,875	3.91	287,083	666	87.62
300,001 - 325,000	58	18,121,368	3.47	312,437	650	87.40
325,001 - 350,000	34	11,514,122	2.21	338,651	649	84.71
350,001 - 375,000	14	4,999,039	0.96	357,074	675	84.46
375,001 - 400,000	3	1,141,726	0.22	380,575	594	84.93
400,001 - 425,000	1	406,887	0.08	406,887	733	77.00
425,001 - 450,000	4	1,777,192	0.34	444,298	680	84.50
450,001 - 475,000	3	1,408,614	0.27	469,538	737	85.74
475,001 - 500,000	2	973,168	0.19	486,584	746	72.50
500,001 - 525,000	3	1,551,724	0.30	517,241	757	79.00
525,001 - 550,000	1	544,000	0.10	544,000	760	80.00
550,001 - 575,000	1	560,000	0.11	560,000	721	70.00
625,001 - 650,000	3	1,929,250	0.37	643,083	730	73.99
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Average Unpaid Principal Balance: 131,951

Top

4. Net Mortgage Rates (%)

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
4.000 - 4.499	12	$2,394,588	0.46%	$199,549	704	82.61%
4.500 - 4.999	34	6,894,995	1.32	202,794	679	77.30
5.000 - 5.499	228	40,210,202	7.71	176,361	673	82.46
5.500 - 5.999	567	90,403,498	17.33	159,442	664	84.86
6.000 - 6.499	746	112,520,257	21.57	150,831	664	87.80
6.500 - 6.999	557	82,946,516	15.90	148,917	661	89.30
7.000 - 7.499	571	70,455,911	13.50	123,390	655	94.60
7.500 - 7.999	413	48,292,863	9.26	116,932	656	96.04
8.000 - 8.499	363	35,581,010	6.82	98,019	632	96.92
8.500 - 8.999	197	16,332,660	3.13	82,907	647	97.95
9.000 - 9.499	143	10,607,563	2.03	74,179	616	97.94
9.500 - 9.999	48	2,339,439	0.45	48,738	616	99.61
10.000 - 10.499	58	2,164,631	0.41	37,321	606	99.42
10.500 - 10.999	17	591,516	0.11	34,795	597	97.54
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Weighted Average Net Mortgage Rate: 6.728

Top

5. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
4.500 - 4.999	15	$2,762,855	0.53%	$184,190	700	80.91%
5.000 - 5.499	52	10,224,930	1.96	196,633	688	79.86
5.500 - 5.999	298	50,330,022	9.65	168,893	671	82.46
6.000 - 6.499	528	83,658,860	16.03	158,445	667	85.52
6.500 - 6.999	808	124,150,652	23.80	153,652	666	87.38
7.000 - 7.499	477	68,416,115	13.11	143,430	657	90.59
7.500 - 7.999	584	72,953,265	13.98	124,920	655	94.86
8.000 - 8.499	375	42,150,867	8.08	112,402	656	96.46
8.500 - 8.999	362	35,115,789	6.73	97,005	627	96.46
9.000 - 9.499	179	15,931,797	3.05	89,004	642	97.85
9.500 - 9.999	148	10,518,597	2.02	71,072	613	97.93
10.000 - 10.499	48	2,407,894	0.46	50,164	615	99.42
10.500 - 10.999	61	2,449,332	0.47	40,153	605	99.31
11.000 - 11.499	18	645,716	0.12	35,873	598	97.80
11.500 - 11.999	1	18,960	0.00	18,960	586	98.00
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Weighted Average Mortgage Rate: 7.159

Top

6. Original Loan-to-Value Ratio (%)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO
0.01 - 50.00	16	$1,900,051	0.36%	$118,753	611
50.01 - 55.00	11	1,674,798	0.32	152,254	599
55.01 - 60.00	17	2,300,478	0.44	135,322	608
60.01 - 65.00	29	4,827,456	0.93	166,464	611
65.01 - 70.00	63	12,303,081	2.36	195,287	630
70.01 - 75.00	92	14,752,034	2.83	160,348	639
75.01 - 80.00	843	128,256,247	24.58	152,143	659
80.01 - 85.00	209	32,233,717	6.18	154,228	634
85.01 - 90.00	403	61,208,758	11.73	151,883	627
90.01 - 95.00	434	61,362,322	11.76	141,388	656
95.01 - 100.00	1,809	197,440,012	37.84	109,143	677
100.01 - 105.00	28	3,476,697	0.67	124,168	717
Total:3,954	$521,735,650	100.00%	$131,951	659

Weighted Average Loan-to-Value: 89.89

Top

7. State

State	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alabama	91	$9,061,283	1.74%	$99,575	647	93.86%
Arizona	154	22,027,799	4.22	143,038	658	85.68
Arkansas	22	1,896,026	0.36	86,183	666	98.57
California	205	46,718,022	8.95	227,893	661	81.17
Colorado	106	17,184,529	3.29	162,118	667	88.87
Connecticut	11	2,050,877	0.39	186,443	643	86.77
Delaware	18	2,763,208	0.53	153,512	614	87.82
District of Columbia	6	1,036,797	0.20	172,800	680	84.23
Florida	306	44,041,269	8.44	143,926	669	87.62
Georgia	215	25,718,827	4.93	119,622	656	93.57
Hawaii	1	474,139	0.09	474,139	759	100.00
Idaho	25	3,185,167	0.61	127,407	691	87.46
Illinois	206	29,532,432	5.66	143,361	647	90.31
Indiana	142	14,223,014	2.73	100,162	663	95.61
Iowa	33	3,212,515	0.62	97,349	637	95.57
Kansas	46	4,775,330	0.92	103,812	677	95.47
Kentucky	65	6,393,217	1.23	98,357	654	94.01
Louisiana	66	6,563,703	1.26	99,450	642	94.88
Maine	17	1,809,194	0.35	106,423	631	89.62
Maryland	109	20,776,415	3.98	190,609	643	87.87
Massachusetts	34	7,174,343	1.38	211,010	637	83.36
Michigan	225	27,788,329	5.33	123,504	659	92.58
Minnesota	53	7,966,824	1.53	150,317	670	90.87
Mississippi	47	4,304,394	0.83	91,583	629	96.79
Missouri	123	13,197,135	2.53	107,294	658	95.48
Montana	2	262,900	0.05	131,450	752	100.00
Nebraska	11	1,045,224	0.20	95,020	645	92.97
Nevada	48	8,602,378	1.65	179,216	658	83.21
New Hampshire	5	738,768	0.14	147,754	654	86.57
New Jersey	48	9,384,693	1.80	195,514	691	82.90
New Mexico	28	3,018,802	0.58	107,814	650	92.11
New York	48	8,317,611	1.59	173,284	675	80.52
North Carolina	144	14,993,019	2.87	104,118	656	91.54
North Dakota	1	71,000	0.01	71,000	724	100.00
Ohio	164	17,483,858	3.35	106,609	667	94.71
Oklahoma	61	5,141,870	0.99	84,293	640	93.64
Oregon	38	5,678,820	1.09	149,443	650	87.08
Pennsylvania	132	14,672,130	2.81	111,152	651	93.88
Rhode Island	11	1,790,143	0.34	162,740	674	88.96
South Carolina	85	8,419,637	1.61	99,055	644	93.81
South Dakota	5	506,154	0.10	101,231	651	88.30
Tennessee	112	12,353,705	2.37	110,301	657	95.17
Texas	222	21,522,839	4.13	96,950	660	94.03
Utah	70	8,496,656	1.63	121,381	671	90.58
Vermont	3	631,368	0.12	210,456	660	79.19
Virginia	203	31,241,805	5.99	153,901	657	89.84
Washington	89	12,431,624	2.38	139,681	675	90.06
West Virginia	6	693,211	0.13	115,535	647	94.61
Wisconsin	86	9,767,944	1.87	113,581	649	92.99
Wyoming	6	594,705	0.11	99,117	651	91.01
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

8. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
EQUITY REFINANCE	622	$101,207,187	19.40%	$162,713	655	87.86%
PURCHASE	2,190	238,177,609	45.65	108,757	679	92.91
RATE/TERM REFINANCE	1,142	182,350,854	34.95	159,677	633	87.09
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

9. Occupancy

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Investment Property	878	$118,643,434	22.74%	$135,129	718	89.79%
Owner Occupied	3,025	394,516,037	75.62	130,419	640	89.92
Second/Vacation	51	8,576,179	1.64	168,160	677	90.32
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

10. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Attached PUD	62	$10,029,934	1.92%	$161,773	678	91.49%
Condo over 8 stories	10	1,921,147	0.37	192,115	677	79.78
Condo under 5 stories	261	34,450,668	6.60	131,995	672	87.60
Condotel (9 or more stories)	1	312,000	0.06	312,000	742	77.00
Cooperative	5	808,546	0.15	161,709	674	78.98
Detached PUD	208	32,836,433	6.29	157,867	675	90.87
Leasehold	2	214,791	0.04	107,396	643	87.20
Manufactured Home	1	95,265	0.02	95,265	671	100.00
Mid-rise condo (5-8 stories)	9	1,581,496	0.30	175,722	713	83.22
Single Family (detached)	3,069	386,117,025	74.01	125,812	650	90.54
Townhouse/rowhouse	79	10,541,768	2.02	133,440	648	88.55
Two-to-four family units	247	42,826,576	8.21	173,387	707	86.14
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

11. Documentation

Documentation	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Full Documentation	3,134	$398,247,259	76.33%	$127,073	653	91.91%
Reduced Documentation	820	123,488,391	23.67	150,596	677	83.40
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

12. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
12 Months	133	$20,080,954	3.85%	$150,985	655	88.90%
24 Months	1,696	228,772,875	43.85	134,890	639	89.45
36 Months	573	64,318,953	12.33	112,249	678	93.41
None	1,538	205,519,546	39.39	133,628	674	89.47
Other	14	3,043,323	0.58	217,380	698	83.83
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Other represents not 0,12,24 or 36 months.

Top

13. Category

Category	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alternet Exceptions	327	$60,477,197	11.59%	$184,946	656	88.91%
Alternet Exceptions (non-IO)	2,162	256,655,643	49.19	118,712	626	90.34
Expanded Criteria Exceptions	412	73,742,405	14.13	178,986	693	82.99
Expanded Criteria Exceptions (non-IO)	559	72,326,800	13.86	129,386	685	89.25
Home Solutions Exceptions	1	148,440	0.03	148,440	701	90.00
Home Solutions Exceptions (non-IO)	467	53,225,158	10.20	113,973	734	99.97
Jumbo A Exceptions	17	3,809,112	0.73	224,065	676	81.34
Jumbo A Exceptions (non-IO)	9	1,350,895	0.26	150,099	696	88.46
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

14. IO Term

IO Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
0	3,197	$383,558,496	73.52%	$119,975	652	91.46%
24	61	10,205,149	1.96	167,298	700	81.05
36	72	11,008,150	2.11	152,891	700	85.23
60	467	84,967,337	16.29	181,943	661	87.24
84	24	4,193,416	0.80	174,726	712	87.09
120	133	27,803,103	5.33	209,046	702	81.91
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

15. Maximum Mortgage Rate (%) ARM Loans Only

Maximum Mortgage Rate (%) ARM Loans Only	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
10.000 - 10.999	40	$6,411,023	1.44%	$160,276	698	83.24%
11.000 - 11.999	375	67,618,327	15.21	180,316	680	81.69
12.000 - 12.999	980	158,823,710	35.73	162,065	658	85.83
13.000 - 13.999	903	121,517,692	27.34	134,571	654	92.77
14.000 - 14.999	566	64,744,464	14.57	114,390	634	95.92
15.000 - 15.999	182	18,443,845	4.15	101,340	605	97.37
16.000 - 16.999	34	3,762,187	0.85	110,653	635	91.89
17.000 - 17.999	14	2,617,870	0.59	186,991	686	80.77
18.000 - 18.999	3	534,748	0.12	178,249	645	80.00
Total:3,097	$444,473,865	100.00%	$143,518	655	89.03%

Top

16. Next Interest Rate Adjustment Date (ARM Loans Only)

Next Interest Rate Adjustment Date (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
2005-08	1	$76,000	0.02%	$76,000	656	80.00%
2005-09	19	3,995,344	0.90	210,281	697	79.06
2005-10	20	4,346,556	0.98	217,328	680	78.93
2005-11	2	590,500	0.13	295,250	717	85.05
2005-12	1	248,000	0.06	248,000	715	80.00
2006-01	1	254,798	0.06	254,798	723	90.00
2006-02	1	267,675	0.06	267,675	683	88.00
2006-03	1	153,444	0.03	153,444	608	100.00
2006-04	1	107,715	0.02	107,715	685	80.00
2006-05	1	76,703	0.02	76,703	640	80.00
2006-08	1	48,691	0.01	48,691	634	80.00
2006-09	1	141,863	0.03	141,863	620	100.00
2006-10	2	287,787	0.06	143,894	581	82.38
2006-11	2	269,906	0.06	134,953	628	86.77
2006-12	1	65,368	0.01	65,368	536	90.00
2007-01	3	346,671	0.08	115,557	563	87.91
2007-02	14	2,020,147	0.45	144,296	683	88.58
2007-03	60	10,046,497	2.26	167,442	657	85.53
2007-04	487	65,865,932	14.82	135,248	637	87.45
2007-05	1,604	232,358,375	52.28	144,862	638	88.92
2007-06	170	20,910,920	4.70	123,005	652	97.13
2007-11	2	224,896	0.05	112,448	684	89.13
2007-12	3	577,330	0.13	192,443	644	80.12
2008-01	4	788,172	0.18	197,043	679	88.25
2008-02	21	3,132,113	0.70	149,148	701	83.13
2008-03	17	2,935,273	0.66	172,663	706	83.70
2008-04	71	9,210,551	2.07	129,726	694	90.37
2008-05	171	24,212,133	5.45	141,591	689	90.46
2008-06	231	30,849,775	6.94	133,549	719	96.59
2009-08	1	157,600	0.04	157,600	732	80.00
2009-09	2	613,166	0.14	306,583	695	85.09
2009-11	1	91,052	0.02	91,052	651	80.00
2010-01	5	757,400	0.17	151,480	711	82.13
2010-02	10	1,316,611	0.30	131,661	718	82.68
2010-03	22	4,171,186	0.94	189,599	701	80.88
2010-04	23	3,472,938	0.78	150,997	684	79.62
2010-05	37	6,608,664	1.49	178,613	698	85.82
2010-06	42	6,527,079	1.47	155,407	703	84.24
2011-11	1	93,926	0.02	93,926	701	95.00
2011-12	1	200,000	0.04	200,000	694	80.00
2012-02	4	445,101	0.10	111,275	732	83.75
2012-03	12	1,275,286	0.29	106,274	709	88.51
2012-04	5	976,355	0.22	195,271	686	84.76
2012-05	5	871,522	0.20	174,304	727	89.31
2012-06	12	2,297,255	0.52	191,438	709	85.32
2014-12	1	189,590	0.04	189,590	686	80.00
Total:3,097	$444,473,865	100.00%	$143,518	655	89.03%

Weighted Average Months to Next RA Date: 27

Top

17. Note Margin (%) ARM Loans Only

Note Margin (%) ARM Loans Only	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
2.000 - 2.499	113	$21,560,593	4.85%	$190,802	694	80.80%
2.500 - 2.999	51	11,726,513	2.64	229,932	719	79.68
3.000 - 3.499	475	65,970,630	14.84	138,886	724	91.13
3.500 - 3.999	46	8,903,692	2.00	193,559	695	81.62
4.000 - 4.499	204	30,371,593	6.83	148,880	678	89.01
4.500 - 4.999	281	47,836,206	10.76	170,236	652	82.68
5.000 - 5.499	430	67,273,227	15.14	156,449	644	86.63
5.500 - 5.999	355	52,271,503	11.76	147,244	633	87.72
6.000 - 6.499	331	46,098,360	10.37	139,270	628	91.70
6.500 - 6.999	265	32,991,385	7.42	124,496	621	94.77
7.000 - 7.499	261	30,546,319	6.87	117,036	609	95.88
7.500 - 7.999	134	13,507,119	3.04	100,799	609	96.02
8.000 - 8.499	71	7,149,415	1.61	100,696	602	96.94
8.500 - 8.999	55	5,536,368	1.25	100,661	595	97.38
9.000 - 9.499	14	1,418,415	0.32	101,315	618	99.57
9.500 - 9.999	10	1,109,645	0.25	110,964	593	98.74
10.000 - 10.499	1	202,883	0.05	202,883	596	100.00
Total:3,097	$444,473,865	100.00%	$143,518	655	89.03%

Top

18. Category

Category	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alternet Exceptions	2,489	$317,132,841	60.78%	$127,414	631	90.07%
Expanded Criteria Exceptions	971	146,069,204	28.00	150,432	689	86.09
Home Solutions Exceptions	468	53,373,598	10.23	114,046	734	99.94
Jumbo A Exceptions	26	5,160,007	0.99	198,462	682	83.20
Total:3,954	$521,735,650	100.00%	$131,951	659	89.89%

Top

Jun 21, 2005 17:58

NY, NY 10010

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.